SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2002

PEOPLESOFT, INC.

(Exact Name of Registrant as Specified in Charter)

0-20710
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation)	68-0137069 (I.R.S. Employer Identification Number)

4460 Hacienda Drive, Pleasanton, CA (Address of Principal Executive Offices)	94588 (Zip Code)

Registrant’s telephone number, including area code: (925) 694-3000

ITEM 5. OTHER INFORMATION

On January 25, 2002, PeopleSoft, Inc. issued a press release announcing that it will exercise its option to purchase one hundred percent of the issued and outstanding shares of the Class A Common Stock of Momentum Business Applications, Inc. (Nasdaq: MMTM).

A copy of the press release is attached to this report as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

                  99.1   Press release dated January 25, 2002.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of: January 28, 2002

PEOPLESOFT, INC.

By:	/s/ Kevin T. Parker Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated January 25, 2002